Fees Summary	Oct. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 126,865,401
Previously Paid Amount	0.00
Total Fee Amount	17,520
Total Offset Amount	0.00
Net Fee	$ 17,520